Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Spence, Chief Executive Officer of Sonos, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, this annual report on Form 10-K of the Company for the fiscal year ended September 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2023	By:	/s/ Patrick Spence
Patrick Spence
Chief Executive Officer (Principal Executive Officer)